FIST2 P-2 06/13

SUPPLEMENT DATED JUNE 1, 2013

TO THE PROSPECTUS DATED MARCH 1, 2013

OF

FRANKLIN INVESTOR SECURITIES TRUST

(Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, Franklin Total Return Fund)

The Prospectus is amended as follows:

I. For the Franklin Floating Rate Daily Access Fund, the following has been added to the portfolio management team under "Fund Summaries – Portfolio Managers" section on page 17:

Portfolio Managers

JUSTIN MA, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since June 2013.

II. For the Franklin Franklin Floating Rate Daily Access Fund, the following has been added to the portfolio management team under "Fund Details - Management" section on page 60:

JUSTIN MA, CFA   Portfolio Manager of Advisers

Mr. Ma has been a portfolio manager of the Fund since June 2013, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2006.

Please keep this supplement for future reference.